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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): May 31, 2000

                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)

          Delaware                      0-20763          42-1407240
-----------------------------         ------------  ----------------------
       (State or Other                (Commission       (IRS Employer
Jurisdiction of Incorporation)        File Number)  Identification Number)

               McLeodUSA Technology Park
               6400 C Street S.W., P.O. Box 3177
               Cedar Rapids, IA                            52406-3177
               (Address of Principal                       (Zip Code)
               Executive Offices)

       Registrant's telephone number, including area code: (319) 364-0000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

We completed our senior secured credit facilities with a syndicate of banks and institutions that provides for term and revolving loans up to $1.3 billion. We also commenced a tender offer to purchase the 11.75% senior notes of Splitrock Services, Inc. due 2008 at a price of $1156.80 per $1,000 principal amount of notes tendered, plus interest. We issued the two press releases contained in Exhibits 99.1 and 99.2 hereto, which are incorporated herein by reference.

Item 7.    Exhibits.

99.1 May 31, 2000 Press Release re McLeodUSA Completes Senior Secured Credit Facilities

99.2 May 31, 2000 Press Release re McLeodUSA Announces Pricing of Tender Offer for Splitrock 11.75% Senior Notes



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2000          McLEODUSA INCORPORATED


                             By: /s/ Randall Rings
                                 -----------------------------------------
                                 Randall Rings
                                 Vice President, Secretary and
                                 General Counsel
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                                 EXHIBIT INDEX


99.1 May 31, 2000 Press Release re McLeodUSA Completes Senior Secured Credit Facilities

99.2 May 31, 2000 Press Release re McLeodUSA Announces Pricing of Tender Offer for Splitrock 11.75% Senior Notes